CERTIFICATION OF FORM N-SAR

Registrant Name:  Northwestern Mutual Series Fund, Inc.
File Number:  811-3290
Registrant CIK Number:  0000742212



This report covering the six-month period ended June 30, 2008,is signed on behalf of Northwestern Mutual Series
Fund, Inc. (Registrant) in the city of Milwaukee and the state of Wisconsin on the 28th day of August, 2008.



Signatory:

/s/Barbara E. Courtney

Barbara E. Courtney
Controller


Witness:

/s/Virginia E. Riesing

Virginia E. Riesing
Manager of Fund Administration